Exhibit 10.1.10
Portions of this exhibit that have been marked by [***] have been omitted because the Registrant has determined they are not material and would likely cause competitive harm to the Registrant if publicly disclosed.

AMENDMENT NO. 6 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT
(Increase to Maximum 25-27 Capital Funds; Real Property Tax Escrow for IL Properties; Bridging of Transition Properties)

THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is effective as of October 27, 2025 (the “Amendment Effective Date”), by and among each of the signatories hereto identified as "Landlord" (individually and collectively, “Landlord”), and each of the signatories hereto identified as "Tenant" (individually and collectively, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of July 26, 2020, as amended by that certain Amendment No. 1 to Amended and Restated Master Lease and Security Agreement (McMinnville Lease Combination) effective as of April 15, 2021, that certain Amendment No. 2 to Amended and Restated Master Lease and Security Agreement (Extension of Deadline for Requested Landlord UE Funds) dated July 19, 2021, that certain Amendment No. 3 to Amended and Restated Master Lease and Security Agreement (Extension of Deadline for, and Reallocation of, Requested Landlord UE Funds) dated July 15, 2022, that certain Amendment No. 4 to Amended and Restated Master Lease and Security Agreement (Approval of Additional Approved Projects; Requested Landlord UE Funds) dated as of October 23, 2023, and that certain Amendment No. 5 to Amended and Restated Master Lease and Security Agreement (Term Extension for Certain Facilities; Sale or Transition of Certain Facilities; Provision of Certain Landlord Capital Funds) dated as of December 18, 2024 (“Amendment No. 5”, and such Amended and Restated Master Lease and Security Agreement, as amended, the “Master Lease”);
B.The Transition Date of the Transition Properties and the closing date of the Sale Properties listed on Exhibit A attached hereto have occurred on the dates specified on Exhibit A, and accordingly, the Master Lease has terminated as to such Transition Properties and Sale Properties pursuant to the terms of Amendment No. 5; and
C.Landlord and Tenant wish to amend the Master Lease to increase the maximum amount of available 25-27 Capital Funds, to provide for the escrow of accrued Real Property Taxes for certain Transition Properties in Illinois, and to provide for so-called “bridging” in respect of certain of the Transition Properties.
    NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.
2.Amendment to Lease.
2.1. 25-27 Capital Funds. Section 5.1 of Amendment No. 5 is hereby deleted and replaced with the following:
“5.1    Landlord shall make up to $37,500,000 (in the aggregate) available to Tenant for Upgrade Expenditures at any of the Facilities during calendar years 2025-2027 (collectively, the “25-27 Capital Funds”), provided that (i) no more than $15,000,000 shall be funded in calendar year 2025 and no more than $17,500,000 per calendar year shall be funded in either of calendar years 2026 or 2027 and (ii) for the avoidance of doubt, any Alterations performed using the 25-27 Capital Funds shall be subject to the requirements of Section 6.4.1 of the Master Lease (as applicable).”
2.2.IL Real Property Taxes. Promptly following the Amendment Date, Landlord and Tenant will establish with First American Title Insurance Company – Chicago National Office (“Escrow Agent”) a separate interest-bearing escrow account (the “IL Tax Escrow Account”). Within two (2) business days after receipt of such notice specifying such account details, Tenant shall deposit the amount of $3,000,000.00 into the IL Tax Escrow Account, such amount constituting Landlord’s and Tenant’s good faith estimate of accrued Real Property Taxes in respect of the Transition Properties in Illinois listed on Schedule 2.2 hereof (such Transition Properties, the “IL Transition Properties” and such amount, the “IL Property Tax Deposit”) through the date immediately prior to the Transition Date for each such IL Transition Property (as to a given IL Transition Property, the “Tenant IL Real Property Taxes”). Any interest on the IL Property Tax Deposit shall be for the benefit of Tenant. Escrow Agent shall hold the IL Property Tax Deposit in the IL Tax Escrow Account pursuant to an Escrow Agreement in the form agreed to by the parties on the date hereof and shall not commingle the IL Property Tax Deposit with other funds. The IL Property Tax Deposit shall be used for the sole purpose of paying Tenant IL Real Property Taxes when they become due and payable. Landlord shall keep Tenant reasonably apprised of (i) the issuance of bills for Real Property Taxes for the IL Transition Properties and shall provide Tenant copies thereof, including the Real Property Tax bills reflecting the final amount of Real Property Taxes for the last year of the Term for each IL Transition Property and (ii) the payment of such Tenant IL Real Property Taxes and balance of the IL Tax Escrow Account. Following determination of the final amount of Tenant IL Real Property Taxes, (a) if the final aggregate amount of Tenant IL Real Property Taxes exceeds the balance of the IL Tax Escrow Account, then Tenant shall pay such excess to Landlord within ten (10) Business Days following demand therefor accompanied by reasonable documentation thereof and (b) if the balance of the IL Tax Escrow Account exceeds the final aggregate amount of Tenant IL Real Property Taxes, then Escrow Agent shall promptly refund such excess to Tenant. Upon payment of the IL Property Tax Deposit by Tenant, the amount of the IL Property Tax Deposit plus any interest earned thereon shall be deemed a payment indefeasibly made by Tenant for the Tenant IL Real Property Taxes. The terms of this Section 2.2 shall survive the expiration or termination of the Master Lease.

2.3.Bridging. Notwithstanding any contrary provisions of Section 4.3 of Amendment No. 5, Tenant agrees, solely with respect to any of the Transition Properties listed on Schedule 2.3 hereof (the “Bridging Transition Properties”) for which required healthcare operating licenses from the applicable state (“Required Authorizations”) have not been received as of the desired Transition Date that:
2.3.1.Tenant shall execute and deliver for each such Bridging Transition Property an Interim Sublease and Interim Management Agreement (or, for the Transition Properties in [***], Interim Consulting Agreement) substantially in the forms attached as Schedule 2.3.1 for each state (the “Bridging Documents”), with such reasonable modifications as required by applicable law or regulations (it being acknowledged that Landlord and Tenant have satisfied themselves that the forms of Bridging Documents for the Bridging Transition Properties in [***] comply with applicable law and regulations) and as the new property manager may require (provided that such modifications do not increase or materially modify Tenant’s obligations or liabilities), so as to allow the Transition Date for such Bridging Transition Properties to occur prior to issuance of the Required Authorizations; provided, however, that Tenant’s obligations under this Section 2.3.1 as to the Bridging Transition Properties commonly known as Brookdale [***], Brookdale [***], Brookdale [***], and Brookdale [***] are expressly conditioned upon Tenant’s determination, in its reasonable discretion, that such obligations comply with applicable law in the states in which such Facilities are located; and
2.3.2.The phrase “Form OTA” as used in reference to the Bridging Transition Properties shall mean and refer to the form of Operations Transfer Agreement attached hereto as Schedule 2.3.2.
3.Miscellaneous.
3.1.Integrated Agreement; Modifications; Waivers. This Amendment, and the Master Lease as amended hereby, together with the “Transaction Documents” as defined in the Master Transaction Letter, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.
3.2.Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.
3.3.Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease, the terms of this Amendment shall control.

3.4.Counterparts. This Amendment may be executed and delivered (including by facsimile, Portable Document Format (pdf) transmission, or Docusign) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.
[signature pages follow]

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:

BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ Chad C. White
Name: Chad C. White
Title: Executive Vice President and Secretary

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
                    ) :ss.:
COUNTY OF     WILLIAMSON    )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 27th day of October, 2025.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name:    Linda B. DeVault
                        My commission expires:    9-22-27
                        Acting in the County of: Williamson

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: President and Secretary

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership
By:     BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ Chad C. White
Name: Chad C. White
Title: Executive Vice President and Secretary

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership
By:    BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner
By: /s/ Chad C. White
Name: Chad C. White
Title: Executive Vice President and Secretary

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership
By:    BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ Chad C. White
Name: Chad C. White
Title: Executive Vice President and Treasurer

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE 5, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
SUMMERVILLE 4, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

SUMMERVILLE 15, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
                    ) :ss.:
COUNTY OF WILLIAMSON    )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 27th day of October, 2025.

(SEAL)                    /s/ Linda V. DeVault
                        Notary Public

                        Print Name: Linda B. DeVault
                        My commission expires: 9-22-27
                        Acting in the County of: Williamson

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
ALS LEASING, INC., a Delaware corporation By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary
ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
                    ) :ss.:
COUNTY OF     WILLIAMSON    )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 27th day of October, 2025.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name:    Linda B. DeVault
                        My commission expires:    9-22-27
                        Acting in the County of: Williamson

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ Chad C. White Name: Chad C. White Title: Executive Vice President and Secretary

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
                    ) :ss.:
COUNTY OF     WILLIAMSON    )

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Assisted Living Properties, Inc., a Kansas corporation (“Company”), by Chad C. White, its Executive Vice President and Secretary, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 27th day of October, 2025.

(SEAL)                    /s/ Linda B. DeVault
                        Notary Public

                        Print Name:    Linda B. DeVault
                        My commission expires:    9-22-27
                        Acting in the County of: Williamson

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory
PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois limited partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership
By: Nationwide Health Properties, LLC, its general partner

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory
Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

MLD PROPERTIES, INC., a Delaware corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory
JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory
JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership
By: JER/NHP Management Texas, LLC, its general partner

By: /s/ Christian N. Cummings
Name:    Christian N. Cummings
Title:     Authorized Signatory

MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory
NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory
Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: Authorized Signatory

Signature Page-Amendment No. 6 to Amended and Restated Master Lease and Security Agreement

CONSENT AND REAFFIRMATION OF GUARANTOR
THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 6 to Amended and Restated Master Lease and Security Agreement effective as of October 27, 2025 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).
BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Amended and Restated Guaranty dated as of July 26, 2020 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the BKD/VTR Documents (as defined in the Guaranty).
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:
1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.
2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Master Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.
3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
    Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:    /s/ Chad C. White
    Name:    Chad C. White
    Title:    Executive Vice President,
General Counsel and Secretary

Exhibit A

Transition Dates of Transition Properties
[omitted for SEC purposes]
Closing Dates of Sale Properties
[omitted for SEC purposes]

Schedule 2.2
IL Transition Properties
[omitted for SEC purposes]

Schedule 2.3
Bridging Transition Properties
[omitted for SEC purposes]

Schedule 2.3.1
Forms of Interim Sublease and Interim Management Agreement
[omitted for SEC purposes]

Schedule 2.3.2
Form OTA for Bridging Transition Properties
[omitted for SEC purposes]